Cost Reduction Initiatives, Impairments, Restructurings and Other Charges	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Cost Reduction Initiatives, Impairments, Restructurings and Other Charges

The continuing decline in oil prices and the depressed level of natural gas prices have negatively impacted the economic outlook of the Company’s exploration and production (“E&P”) company customers, which has also negatively impacted the outlook for the Company’s seismic contractor customers. In response to the decline in crude oil prices, E&P companies have reduced their capital expenditures and shifted their spending from exploration to production-related activities on existing assets. Seismic spending is discretionary; therefore, E&P companies have disproportionately cut their spending on seismic-related services and products.
2015 Cost Reduction Initiatives
During 2015, the Company continued its cost reduction initiatives by (i) centralizing the Company’s global data processing capabilities to two core geographical hubs in the U.S. and the U.K., (ii) reducing the Company’s marine repair infrastructure to two locations in the U.S. and U.A.E., (iii) making further reductions in personnel across all of the Company’s segments primarily in the third quarter 2015 that, combined with reductions starting in December 2014 and continuing through the first nine months of 2015, have reduced the Company’s full-time employee base by approximately 50% and (iv) reducing salaries by 10% for the majority of the Company’s employees during 2015. During 2015, the Company recognized the following pre-tax charges and credits (in thousands):

	severance charges(a)	Facility charges(b)	Total
Cost of goods sold	$3,981	$—	$3,981
Operating expenses	1,910	1,323	3,233
Other (income) expense	—	1,618	1,618
Income tax benefit	(119)	(150)	(269)
Net income attributable to noncontrolling interest	(172)	—	(172)
Consolidated total	$5,600	$2,791	$8,391

(a)	Represents severance charges related to 2015 restructurings, a portion of which relates to a noncontrolling interest.

(b)	Represents facility charges related to 2015 restructurings.
2014 Restructuring
In the fourth quarter of 2014, the Company initiated restructurings across all of its segments, except for its Ocean Bottom Services segment. This restructuring involved the reduction of headcount in all those segments by approximately 10%. The Company incurred a total of $2.3 million of severance charges, paid out in 2015.
During 2014, the Company re-evaluated the realizability of certain inventory and receivables. The Company wrote down inventory by recording $7.0 million of charges related to excess and obsolete inventory and wrote down certain receivables totaling $8.2 million, which includes receivables due from INOVA Geophysical. During 2015, the Company recognized the following pre-tax charges and credits (in thousands):

	Multi-client data library, net	Equity method investments(a)	Goodwill and Intangible Assets(b)	Asset write-downs and other		Severance charges	Total
Cost of goods sold	$100,100	$—	$—	$8,051		$391	$108,542
Operating expenses	—	—	23,284	8,214	(c)	1,902	33,400
Equity in earnings (losses) of investments	—	34,199	—	—		—	34,199
Consolidated total	$100,100	$34,199	$23,284	$16,265		$2,293	$176,141

(a)
Represents the full write-down of the Company’s equity method investment in INOVA Geophysical of $30.7 million, in addition to the Company’s share of charges related to excess and obsolete inventory and customer bad debts of $3.5 million. For a discussion of the Company’s impairment of its equity method investment, see Footnote 15 “Equity Method Investments” of the Footnotes to Consolidated Financial Statements contained elsewhere in this Annual Report on Form 10-K.

(b)
Includes an impairment of the goodwill on the Company’s Devices reporting unit and an impairment of certain intangible assets. For a discussion of the impairment of the goodwill, see Footnote 10 “Goodwill.” For a discussion of the impairment of the intangible asset, see Footnote 9 “Details of Selected Balance Sheet Accounts.”

(c)	Includes outstanding receivables from INOVA Geophysical of $5.5 million.
2013 Restructuring
In the third quarter of 2013, the Company initiated a restructuring of its Devices group within the E&P Operations Optimization segment. This restructuring involved the closing of certain manufacturing facilities and a reduction of headcount in those and other facilities.
As of September 30, 2013, the Company had reduced its employee headcount in its Devices group within the E&P Operations Optimization segment by 31% of the total Systems full-time employee headcount. Of the total amount expensed in 2013, $3.7 million is included in cost of sales, with the remaining $1.9 million included in operating expenses.
During 2013, the Company recognized the following pre-tax charges related to its Devices group within the E&P Operations Optimization segment restructuring activity (in thousands):

	Facility charges	Severance charges	Asset write-downs and other	Total
Cost of goods sold	$647	$3,729	$21,351	$25,727
Operating expenses	$—	$1,873	$383	$2,256
Consolidated total	$647	$5,602	$21,734	$27,983

Impairment of Multi-client Data Library
During 2014, the Company wrote down the multi-client data library, primarily associated with Arctic and onshore North American programs, by $100.1 million after it was determined that estimated future cash flows would not be sufficient to recover the carrying value due to then current market conditions. The reductions in exploration spending, discussed above, have had an impact on the Company’s results of operations for 2014, especially those of its E&P Technology & Services segment. Sales of Arctic programs have been specifically impacted by recent events in Russia. The decline in crude oil prices, as well as U.S. and European Union sanctions against Russia related to its actions in Ukraine, have both contributed to the devaluation of the Russian ruble putting significant pressure on the Company’s Russian-based customers and negatively impacting the appeal of seismic data located in Russia to potential non-Russian buyers. In North America, the land seismic market continues to experience softness. E&P customer spending in the natural gas shale plays has been limited due to associated gas being produced from unconventional oil wells in North America increasing natural gas supplies putting downward pressure on U.S. natural gas prices.
This impairment of the Company’s multi-client data library was recorded because the net capitalized costs exceeded the fair value of the multi-client data library as measured by estimated future cash flows. The fair values of the individual libraries were measured using valuation techniques consistent with the income approach, converting future cash flows to a single discounted amount. Significant inputs used to determine the fair values of the libraries included estimates of: (i) revenues; (ii) future costs including royalties; and (iii) an appropriate discount rate. In order to estimate future cash flows, the Company considered historical cash flows, existing and future contracts and changes in the market environment and other factors that may affect future cash flows. To the extent applicable, the assumptions the Company used are consistent with forecasts that it is otherwise required to make (for example, in preparing its earnings forecasts). The use of this method involves inherent uncertainty. The Company has determined that the fair value measurements of this nonfinancial asset are level 3 in the fair value hierarchy.
In 2013, the Company wrote down the multi-client data library by $5.5 million primarily due to cost overruns, which resulted in costs exceeding the sales forecast, triggering the impairment.